UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
                          ----------------------------

        Date of Report (Date of earliest event reported):  April 13, 1997



                            USA WASTE SERVICES, INC.

             (Exact name of registrant as specified in its charter)


           DELAWARE                  1-12154              73-1309529

 (State or other jurisdiction    (Commission File      (I.R.S. Employer
       of incorporation)              Number)          Identification No.)


    First City Tower                                77002
 1001 Fannin, Suite 4000                          (Zip Code)
     Houston, Texas
  (Address of principal
   executive offices)



       Registrant's telephone number, including area code:  (713) 942-6200

Item 5.  Other Events.

     On April 14, 1997, USA Waste Services, Inc. ("USA Waste") and United Waste Systems, Inc. ("United") issued a joint press release (the "Press Release") announcing that they had entered into a definitive agreement (the "Agreement") for the merger of a special purpose subsidiary of USA Waste with and into United, which, subject to stockholder approval and other conditions, will result in United becoming a wholly owned subsidiary of USA Waste. In the proposed merger (the "Merger"), United stockholders will receive 1.075 shares of USA Waste common stock for each United common share. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


     Disclosure Regarding Forward Looking Statements.  This Current Report
on Form 8-K and the documents incorporated by reference herein (collectively, the "Report") contain "forward-looking statements" within the meaning of Section
27A of the Securities Exchange Act of 1934, as amended.   All statements other
than statements of historical fact included in this Report are forward-looking statements, including without limitation: (a) the statement in the Press Release regarding the anticipated closing date of the Merger; (b) statements regarding the management and governance of the combined company; (c) statements regarding the annualized revenues of USA Waste after the Merger; (d) the statements by John E. Drury in the Press Release regarding expected synergies, accretion to USA Waste's earnings and enhanced growth opportunities resulting from the merger; (e) the statements by Mr. Drury in the Press Release regarding the acquisition opportunities identified by United and (f) the statement by Bradley S. Jacobs in the Press Release regarding the combined company's ability to capitalize on opportunities in new service areas. Although USA Waste believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from USA Waste's expectations ("Cautionary Statements") include: (i) the timing and receipt of necessary approvals and other closing conditions for the Merger; (ii) the ability of the combined entity to achieve administrative rationalization of collection routes, insurance and bonding, cost reductions, lower interest expense and general economies of scale and generally to capitalize on the combined asset base and strategic position of the combined entity; and (iii) the actual results of the combined company, which may be influenced by, among other things, the level and nature of competition from other waste companies, the current regulatory environment and the costs associated with such regulation, the availability of attractive acquisition opportunities, successful integration of acquired businesses, availability of working capital, ability to maintain margins and the management of costs in a changing regulatory environment. All related or subsequent written and oral forward-looking statements attributable to USA Waste or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number                      Description

        2 Agreement and Plan of Merger, dated April 13, 1997, by and among USA Waste Services, Inc., Riviera Acquisition Corporation and United Waste Systems, Inc. (incorporated by reference to Exhibit 99.1 to United's Current Report on Form 8-K (Commission File No. 000-20868) dated April 13, 1997).

     99.1 Joint Press Release of USA Waste and United, dated April 14, 1997, relating to the execution of a definitive agreement for the merger of a special purpose subsidiary of USA Waste with and into United.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   USA WASTE SERVICES, INC.


Dated:  April 17, 1997                 By:  /s/  Gregory T. Sangalis
                                       _________________________
                                        Gregory T. Sangalis
                                        Vice President, General Counsel
                                          and Secretary


                                  Exhibit Index
 Exhibit
 No.                                               Sequentially
                              Description          Numbered Page

     2                 Agreement and Plan of
                       Merger, dated April 13,
                       1997, by and among USA
                       Waste Services, Inc.,
                       Riviera Acquisition
                       Corporation and United
                       Waste Systems, Inc.
                       (incorporated by
                       reference to Exhibit 99.1
                       to United's Current
                       Report on Form 8-K
                       (Commission File No.
                       000-20868) dated April
                       13, 1997).


 *99.1                 Joint Press Release of            3
                       USA Waste and United,
                       dated April 14, 1997,
                       relating to the execution
                       of a definitive agreement
                       for the merger of a
                       special purpose
                       subsidiary of USA Waste
                       with and into United.
______________
*Filed herewith